SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

FRANK FUNDS

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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Proposed maximum aggregate value of transaction:

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Total fee paid:

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Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Amount Previously Paid:

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Form, Schedule or Registration Statement No.:

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Filing Party:

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Date Filed:

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Frank Funds

Principal Offices:

312 East 22nd Street, #2B

 New York, New York 10010

NOTICE OF ADJOURNMENT OF SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholders:

The Board of Trustees of Frank Funds (the “Trust”) noticed and called a special meeting of the shareholders of the two series of the Trust, the Frank Value Fund and the Leigh Baldwin Total Return Fund, held at the offices of Mutual Shareholder Services, LLC, at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, held on November 20, 2009 at 10:00 a.m., Eastern time. A quorum of shareholders entitled to vote was not present at that meeting.  The meeting was adjourned and will reconvene on January 15, 2010 at 10:00 a.m., Eastern time, at the office of Mutual Shareholders Services, LLC, at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. The meeting is for the following purposes:

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For all shareholders, election of three trustees to the Board of Trustees of the Trust.

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For shareholders of the Frank Value Fund, approval of a new Management Agreement between the Trust and Frank Capital Partners, LLC, the Frank Value Fund’s investment adviser.  No fee increase is proposed.

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Transaction of such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on September 30, 2009 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Reconvened on January 15, 2010

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed management agreement), and Proxy Card are available at www.frankfunds.com.

By Order of the Board of Trustees

MONIQUE M. WEISS

Secretary

December 31, 2009

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the Proxy Card available at www.frankfunds.com and return it promptly either by mail or by faxing it to 440-526-4446, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.